UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2016

PETROSHARE CORP.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-37943 (Commission File Number)	46-1454523 (I.R.S. Employer Identification No.)

7200 S. Alton Way, Suite B-220

Centennial, Colorado 80112

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (303) 500-1160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                           Completion of Acquisition of Disposition of Assets.

As previously disclosed in its Current Report on Form 8-K dated November 21, 2016, PetroShare Corp. (the “Company”) entered into a purchase and sale agreement dated November 21, 2016 (“Agreement”) with Crimson Exploration Operating, Inc. (“Crimson”), a Delaware corporation.  On December 22, 2016, the Company completed the acquisition of oil and gas assets from Crimson pursuant to the Agreement. The assets include leases covering approximately 15,514 gross (11,218 net) acres of lands located mostly in Adams and Weld Counties, Colorado. All of the acreage is currently held by production. The Company also acquired Crimson’s interest in approximately 38 wells located on the acreage, which includes those wells currently producing, permitted, proposed, and/or shut-in. As of the date of closing, 32 of the wells were producing from vertical wellbores at a rate of approximately 62.9 barrels of oil equivalent per day (“BOE/D”), 31.45 BOE/D net to the Company’s retained interest.  The acquisition was effective December 1, 2016.

The final purchase price for the assets was $5,119,704, following an upward adjustment related to inventory and suspense items.  Consequently, on December 22, 2016, the Company paid to Crimson a total of $5,119,704, which included an earnest money deposit of $500,000 that the Company paid on November 21, 2016. Simultaneous with the closing of the acquisition, Providence Energy Operators, LLC, a Delaware limited liability company based in Texas (“Providence”), which is the Company’s principal lender and owner of 13.8% of the Company’s common stock, acquired 50% of the Company’s interest in the Crimson assets in exchange for $2.5 million. The purchase price is subject to post-closing adjustments scheduled to occur not more than 90 days following the closing date.

The Company paid the purchase price for the assets using the funds received from Providence for its 50% interest and a draw on the Company’s line of credit with Providence Energy Partners III, LP for the remainder. Pursuant to the Agreement, the parties indemnified each other against certain liabilities, including liabilities related to ownership and operation of the assets.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated November 21, 2016.

Item 7.01                                           Regulation FD Disclosure.

On December 28, 2016, the Company issued a press release announcing the acquisition of the assets from Crimson. A copy of the press release is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired

The Company intends to amend this Current Report on Form 8-K to include the financial statements required under Item 9.01(a) not later than March 10, 2017.

(b)                                 Pro Forma Financial Information

The Company undertakes to amend this Current Report on Form 8-K to include the pro forma financial information required under Item 9.01(b) not later than March 10, 2017.

(d)                                 Exhibits. The following exhibit is furnished with this report:

99.1                        Press release dated December 28, 2016.

Caution Concerning Forward-Looking Statements

This report and the press release contain certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as of the date of this report, the Company’s estimates, forecasts, projections, expectations or beliefs as to certain future events and results.  These forward-looking statements include, among others, statements regarding the benefits that the Company expects from proposed or completed transactions and plans and objectives of management for future operations. Forward-looking statements and information are necessarily based on a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, technical, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information.

Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, risks related to receipt of working capital, the level of success in exploration, development and production activities, possible defects in title to properties, the ability to negotiate acceptable surface-use agreements with landowners, fluctuations in the market price of precious crude oil and natural gas, industry risks, possible federal and/or state initiatives related to regulation of hydraulic fracturing, risks related to permitting and the projected timeframes to receive the necessary permits, environmental risks and hazards, uncertainty as to calculation of crude oil and natural gas resources and reserves and other risks described in the Company’s report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law.

All forward-looking statements and information made in this report and the press release are qualified by this cautionary statement.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PetroShare Corp.

Date: December 28, 2016	By:	/s/ Stephen J. Foley
Stephen J. Foley, Chief Executive Officer

Exhibit Index

The following is a list of the Exhibits furnished with this report.

Exhibit
Number	Description of Exhibit

99.1	Press release dated December 28, 2016.